MODIFICATION TO SALE AND PURCHASE AGREEMENT

which has been entered into by and between

1. MARIVAUX INVESTMENTS LIMITED (registered seat: 256 Makarios Avenue, Eftapaton Court, CY3105 Limassol, Cyprus; Inc.no. 160815) ("Vendor 1");

2. GRAETON HOLDINGS LIMITED (registered seat: 256 Makarios Avenue, Eftapaton Court, CY3105 Limassol, Cyprus; Inc.no. 160814) ("Vendor 2");

3. EUROWEB INTERNET SZOLGALTATO RESZVENYTARSASAG (registered seat: 1138 Budapest, Vaci ut 141., Hungary; registration number: Cg. 01-10-044965) ("Purchaser 1"); and

4. EUROWEB INTERNATIONAL CORP. (business address: 1065 Avenue of the Americas, 21st Floor, New York, NY 10018, USA; IRS NUMBER: 133696015) ("Purchaser 2")

(Vendor 1 and Vendor 2 will be referred to collectively as "Vendors" and individually each as "Vendor, and Purchasers 1 and Purchasers 2 will be referred to collectively as "Purchasers" and individually each as "Purchaser"; while the Vendors and the Purchasers will be referred to collectively as the "Parties" and individually each as a "Party")

on the date indicated below, subject to the following terms and conditions.

1. The Parties entered into a Sale and Purchase Agreement dated as of 21 July ("SPA") regarding the sale and purchase of shares in Navigator Informatika Uzleti Szolgaltato es Kereskedelmi Reszvenytarsasag (registered seat:
      H-1097 Budapest, Konyves Kalman krt. 5/b., Hungary; registration number:
      Cg. 01-10-044621) (the "Company").

      Any capitalized terms not otherwise defined herein shall have the same respective meaning attributed thereto in the SPA.

2. The Purchasers hereby inform the Vendors and represent that no approval of the Competition Office is needed to the transaction contemplated in the SPA. Therefore, by entering into this Modification Agreement, the Parties agree to modify the SPA as follows:

      2.1   The condition referenced in section 5.1(a)(i) shall be deleted.

      2.2   The first paragraph of Section 5.2 shall be deleted.

      2.3 Section 6.2 ("Representations and Warranties of the Purchasers") shall be supplemented with a paragraph (f), reading as follows:

            "(f) No Approval Needed No filing must be made with and consent or approval must be sought from any third party to the transaction contemplated in this Agreement, including - among others - the approval of the Competition Office; and the Purchasers have no obligations whatsoever with this regard."

      2.4 Any provision of the SPA not expressly modified herein shall remain valid without modification.

IN WITNESS WHEREOF, the Parties hereto have caused this Modification Agreement to be executed as set forth herein, on the day and year first above written.

                  Marivaux Investments Limited:
                  Name (print): Ferenc Ferber
                  Signature:

                  Graeton Holdings Limited:
                  Name (print): Ferenc Ferber
                  Signature:

                  EUROWEB Internet Szolgaltato Reszvenytarsasag.
                  Name (print): Csaba Toro
                  Signature:

                  EUROWEB International Corporation
                  Name (print): Csaba Toro
                  Signature:


                                       2